SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED MAY 30, 2008

TO PROSPECTUSES DATED MAY 1, 2008
FOR KEYPORT ADVISOR, KEYPORT CHARTER, AND KEYPORT LATITUDE

TO PROSPECTUSES DATED APRIL 30, 2004
FOR KEYPORT ADVISOR VISTA AND KEYPORT VISTA

AND TO PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT OPTIMA AND KEYPORT ADVISOR CHARTER

ISSUED BY KEYPORT VARIABLE ACCOUNT A

This supplement contains information regarding changes to an investment option that is available under your Certificate.

Effective August 1, 2008, the name of the following investment option will be changed to:

Old Name	New Name

SCSM FI Large Cap Growth Fund	SCSM WMC Large Cap Growth Fund

Effective August 1, 2008, Wellington Management Company, LLP will replace Pyramis Global Advisors, LLC as the subadviser to the Fund.

Please retain this supplement with your prospectus for future reference.

Name-Advisor Change (Keyport)                                                                                     3/08